The Society of Airline Analysts

September 18, 2003

Continental Airlines

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we may discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special charges. Continental's comparable GAAP financial measure and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Strategic & Operational Overview

Continental Outperforms the Industry


Pre-Tax Profit/(Loss) per Available Seat Mile
Second Quarter 2003
Pre-Tax Profit/(Loss) Per ASM (cents)
2.0
1.5
1.0
0.5
0.0
(0.5)
(1.0)
(1.5)
(2.0)
0.93
0.00
(0.48)
(0.75)
(0.93)
(1.30)
(1.50)
LUV
CAL
US
NWAC
AMR
DAL
UAL

Consolidated company data reflected; Excludes special charges and security fee reimbursements

EBITDAR Margin Higher Than Industry

Second Quarter 2003



40%
30%
20%
10%
0%
36.4%
26.4%
20.4%
20.3%
18.2%
15.8%
10.6%
Industry
19.4%
LUV
CAL
DAL
US
NWAC
AMR
UAL

Last Twelve Months Ending 2Q03



20%
10%
0%
(10)%
21.1%
16.8%
9.0%
8.0%
4.0%
0.8%
(5.3)%
Industry
5.7%
LUV
CAL
DAL
NWAC
US
AMR
UAL

EBITDAR Margin = (Operating Income + Depreciation & Amortization + Aircraft Rentals)/Operating Revenue
Consolidated company data reflected; Excludes special charges, includes security fee reimbursements

Superb Operating Performance



On-Time Arrivals
% Arrivals within 14 minutes
85%
80%
75%
70%
65%
60%
78.1%
72.6%
82.2%
80.7%
83.5%
82.1%
83.3%
82.4%
2000
2001
2002
YTD 7/03
Continental
Industry
Lowest Cancellation Rate
Cancellation Rates
4%
3%
2%
1%
0%
1.9%
3.3%
1.3%
2.3%
0.4%
1.2%
0.7%
1.6%
2000
2001
2002
YTD 7/03

Industry data per D.O.T. Air Traffic Consumer Report definition; 2001 On-Time Arrivals is a non-weighted average and excludes data for Sept. 11-30, 2001; 2001 Completion Factor excludes Sept. 2001 capacity reduction cancellations.

Managing Capacity to Match Demand


Full Year 2003E
2%
0%
(2)%
(4)%
(6)%
(8)%
Y-O-Y % Change
(3.0)%
(5.5)%
(2.0)%
1.5%
(2.5)%
Domestic
Pacific
Latin America
Trans-Atlantic
System


Fourth Quarter 2003E
4%
0%
(4)%
(8)%
Y-O-Y % Change
(1.0)%
(0.5)%
(5.5)%
2.5%
(1.0)%
Domestic
Pacific
Latin America
TransAtlantic
System

Fleet Count Remains Flat through 2007

Aircraft at Year End



Total Mainline Aircraft
400
300
200
100
0
366
353
354
348
348
348
2002
2003
2004
2005
2006
2007

Moderate Capacity Growth Planned for 2004

Full Year 2004E


15%
10%
5%
0%
Year-Over-Year % Change
3.2%
13.7%
11.0%
4.7%
5.7%
Domestic
Pacific
Trans-Atlantic
Latin
System
War & SARS Impact

Growth due to War & SARS 2003 schedule pulldowns

Domestic	Pacific	Trans-Atlantic	Latin	System
0.5%	10.2%	5.2%	n/a	2.2%

New York Domestic Market Share Leader

New York City Revenue %


25%
22%
16%
10%
9%
6%
4%
25%
20%
15%
10%
5%
0%
CAL
AMR
DAL
UAL
JBLU
US
NWAC

Source: O&D Plus database 1Q03, Top 6 hub-and-spoke carriers and JetBlue shown
Data includes regional affiliates operating under carrier codes

Industry Leading Product

Consistent Customer & Employee Satisfaction

AIRLINE OF THE YEAR
Air Transport World


Airline of the Year
CONTINENTAL AIRLINES

FREDDIE AWARDS

1996, 1997, 1998, 1999, 2000, 2001, 2002
Best Elite-Level Program



FORTUNE 100 BEST COMPANIES TO WORK FOR 1999

100 BEST COMPANIES TO WORK FOR FORTUNE 2000

FORTUNE 100 BEST COMPANIES TO WORK FOR 2001

FORTUNE 100 BEST COMPANIES TO WORK FOR 2002

FORTUNE 100 BEST COMPANIES TO WORK FOR 2003

Product Value Differentiated for Best Customers

ENGLISH

ESPAÑOL

Full fare purchase entitles customers to eliteAccess benefits

eliteAccess

The features of eliteAccess include:

- Expedited Security Screening (where permitted)
- Special eliteAccess Boarding Line
- Priority Baggage Handling
- No middle seat assignment guarantee
- Automatic addition to standby list for a First Class upgrade on all eligible flights

Preferred Check-In

eliteAccess.


Continental
Continental
Continental
eliteAccess.
eliteAccess.
eliteAccess.

Example of Ticket Counter Area

Priority Boarding Access

eliteAccess



Example of Boarding Gate

Financial Update

Best System RASM

Second Quarter 2003
(Length of Haul Adjusted)



Revenue per ASM (cents)
9
8
7
6
5
8.86
8.37
8.24
8.01
7.80
7.59
5.46
Industry 7.72
CAL
AMR
UAL
NWAC
US
DAL
LUV

Length of haul adjusted to CAL's 2Q03 system LOH of 1450.

Domestic Business Mix Lacks Improvement

2003 vs. 2002


Pt. Change Year-Over-Year in % Domestic Business RPMs
Pt. Change Year-Over-Year
0
(1)
(2)
(3)
(1.1)
(1.0)
(0.6)
(1.7)
(1.1)
(1.7)
(1.5)
Jan
Feb
Mar
Apr
May
Jun
Jul


Domestic Business Yield
% Change Year-Over-Year
0%
(5)%
(10)%
(4.3)%
(6.6)%
(9.3)%
(2.8)%
(4.3)%
(1.4)%
(2.2)%
Jan
Feb
Mar
Apr
May
Jun
Jul

LCCs Expected to Continue Growth Expansion


Domestic Market Share
100%
90%
80%
70%
60%
50%
% of Domestic ASMs
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
9%
69%
2000
2001
2002
2003E
Network Majors
Regionals
LCCs

Network major airlines include ALK, AMR, CAL, DAL, NWAC, US, and UAL; LCCs include AAI, ATA, AWA, FRNT, JBLU, & LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest, US Express
ASM data based on information disclosed in SEC filings, news releases, and earnings calls

Managing the Business to Match Current Demand


Continental System Revenue per ASM (cents)
11
9
7
10.32
9.52
8.82
8.86
2Q00
2Q01
2Q02
2Q03

Continued Focus on Cost Containment



Cost per Available Seat Mile Holding Fuel Rate Constant
Year-Over-Year % Change
4%
2%
0%
(2)%
(4)%
(0.2)%
(2.5)%
(3.3)%
1.3%
2001
2002
1Q03
2Q03

Data excludes special items

Better Than Expected Cost Saving Results

Revenue Generating/Cost Saving Initiatives
Pre-Tax Net Benefit ($Millions)



$1,000
$800
$600
$400
$200
$0
$130
Actual
Target
$80
$400
Target
Actual
YTD 6/30
$190
$900
Target
$500
2002 Run Rate
2002
2003E
2004E

Consolidated company data reflected

Shifting Share to Continental.com Contributes to Cost Savings



100%
90%
80%
70%
60%
Sales as a % of Total Sales
6.8%
6.5%
7.7%
8.2%
10.3%
11.9%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
Traditional Agency
Direct
Other Online
CO.com

2003 Minimum Pension Plan Funding Exceeded by $283 Million

2003 Contributions



$400
$300
$200
$100
$0
($Millions)
$42
$127
$100
$103
$372
2003 Minimum $89
Jun-03
Aug-03
Sep-03*
Sep-03
YTD Total

*ExpressJet Stock contributed in lieu of cash

Liquidity Remains Strong



$1.6
$1.2
$0.8
$0.4
$0.0
($Billions)
$1.13
$1.31
$1.34
$1.63
$1.55
31-Dec 2001
30-Jun 2002
31-Dec 2002
30-Jun 2003
30-SepE 2003

Includes cash, restricted cash and short-term investments
Consolidated company data reflected

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Second Quarter 2003 Pre-Tax Profit/(Loss) per Available Seat Mile (ASM):

(Millions)	
Consolidated Profit/(Loss) before Income Taxes and Minority Interest – GAAP	$162
Special Items Excluded*	($162)
Consolidated Profit/(Loss) before Income Taxes and Minority Interest – Non-GAAP	$0
ASMs – Mainline	19,168
Pre-Tax Profit/(Loss) per ASM – GAAP (cents)	0.85
Pre-Tax Profit/(Loss) per ASM – Non-GAAP (cents)	0.00

*2003 Special Items include Fleet Impairment Losses and Other Special Charges of $14 million and security fee reimbursement of $176 million.

Non-GAAP to GAAP Reconciliation

EBITDAR Margin:
Earnings before interest, taxes, depreciation, amortization and aircraft rent ("EBITDAR") divided by operating revenues

(Millions)	2Q03	LTM 2Q03
Operating Income /(Loss) – GAAP	$238	$4
Exclude:		
Depreciation & Amortization	110	452
Aircraft Rent	224	890
EBITDAR – Non-GAAP	$572	$1,346
Special Items Excluded (pre-tax)*	14	79
EBITDAR Excluding Special Items – Non-GAAP	$586	$1,425
Operating Revenue	$2,216	$8,475
EBITDAR Margin – Non-GAAP	25.8%	15.9%
EBITDAR Margin Excluding Special Items – Non-GAAP	26.4%	16.8%

*Special items include Fleet Impairment Losses and Other Special Charges of $14 million ($8 million, net of tax) in 2Q03 and Fleet Impairment Losses of $65 million ($41 million, net of tax) in 1Q03.

Non-GAAP to GAAP Reconciliation

CASM Holding Fuel Rate Constant to the Prior Year ("CASM HFRC") – Mainline Jet:
Operating Cost per ASM, adjusting average fuel price per gallon for the period to equal the average fuel price per gallon for the corresponding period in the prior year). Note: All amounts are for the mainline jet segment.

(Millions)	2Q03	1Q03	2002	2001
Operating Expenses - GAAP	$1,661	$1,955	$7,640	$7,792
Adjustment for Fuel Rate	(48)	(117)	99	74
Operating Expenses HFRC – Non-GAAP	$1,613	$1,838	$7,739	$7,866
Special Items Excluded*	159	(65)	(251)	301
Operating Expenses HFRC Excluding Special Items - Non-GAAP	$1,772	$1,773	$7,488	$8,167

	2Q03	1Q03	2002	2001
CASM HFRC (cents) – Non-GAAP	8.41	9.64	9.65	9.31
CASM HFRC Excluding Special Items* (cents) – Non-GAAP	9.24	9.30	9.34	9.67
Corresponding Prior Year Period				
CASM Excluding Special Items (cents) – Non-GAAP	9.12	9.61	9.58	9.68

*Special Items include Fleet Impairment Losses and Other Special Charges of $14 million and Security Fee Reimbursement of $173 million (excludes $3 million related to regional operations) in 2Q03, Fleet Impairment Losses and Other Special Charges of $65 million in 1Q03, Fleet Impairment Losses and Other Special Charges of $239 million and reversal of Stabilization Act Grant accrual of $12 million in 2002, and fleet impairment losses and other special charges of $91 million and Stabilization Act Grant of $392 million in 2001.

Leading by Every Measure of Success

Continental Airlines

- Managing Business to Meet Changing Environment
  - Manage to Profitability
  - Maintain Strong Liquidity Position
  - Continue Industry Leading Product
  - Keep CO as one of the "100 Best Places to Work"